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                       Supplement dated December 20, 2005

                                       to

                       Prospectus dated November 17, 2005

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        This Supplement is intended to be distributed with the prospectus for flexible premium variable universal life insurance policy issued by John Hancock Life Insurance Company of New York. The prospectus is entitled "Protection Variable Universal Life".

On page 9 of the Prospectus, add the following disclosure to the Policy Fee Table that discusses Rider Charges:

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Acceleration of Death Benefit for       Monthly
Qualified Long-Term Care Services
Rider/(4)/

Minimum charge                                         $0.01 per $1,000 of NAR
Maximum charge                                         $1.80 per $1,000 of NAR

Charge for representative insured                      $0.08 per $1,000 of NAR
person

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        /(4)/The charge for this rider is determined by multiplying the net amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The "minimum" rate shown in the table is for a 20 year old female standard non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The Monthly Acceleration Percentage is stated in the Policy Specifications page of your policy. The "maximum" rate shown in the table is for an 80 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage.

On page 36 insert the following disclosure after the last bulleted paragraph:

        Acceleration of Death Benefit for Qualified Long-Term Care Services Rider - This rider, sometimes referred to as the "Life Care Rider", provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

        Benefits under the Life Care Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

        We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit", is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is

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        $100,000, and the gross advance is $2,000, then the net advance would be
        $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

        We restrict your policy value's exposure to market risk when benefits are paid under the Life Care rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to an investment account while rider benefits are paid. Your participation in the dollar cost averaging and asset allocation balances programs will also be suspended during this period.

        If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or transfer existing policy value in the investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Accelerated benefits under this rider will reduce the No-Lapse Guarantee premium requirements and the premium requirements of the Extended No-Lapse Guarantee, if elected.

        If you purchase this rider, you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors. You will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

PVUL SUPP - 12-05